                              Managed Municipals
                               Portfolio II Inc.

                               Quarterly Report

                               November 30, 2000

                              Managed Municipals
                               Portfolio II Inc.

Dear Shareholder:

     We are pleased to provide the quarterly report for the Managed Municipals Portfolio II Inc. ("Fund") for the three months ended November 30, 2000. In this report, we summarize the period's prevailing economic and market conditions and outline our investment strategy. We hope you find this information to be useful and informative.

     During the past quarter, the Fund distributed income dividends to shareholders totaling $0.15 per share. The table below details the annualized distribution rate and the three-month total return for the Fund based on its November 30, 2000 net asset value ("NAV") per share and the New York Stock Exchange ("NYSE") closing price./1/

       Price            Annualized                 Three-Month
     Per Share       Distribution Rate/2/         Total Return/2/
   -------------     --------------------         ---------------
   $11.49 (NAV)            5.22%                       1.37%
   $9.813 (NYSE)           6.11%                       0.22%

----------
1 The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the results (total net assets) by the total number of shares outstanding. The NAV fluctuates with changes in the value of the securities in which the Fund has invested. However, the price at which the investor may buy or sell shares of the Fund is at their market (NYSE) price as determined by the supply and demand of the Fund's shares.

2 Total returns are based on changes in net asset value or the market value, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. Annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market value noted in this report. The annualized distribution rate assumes a current monthly income dividend rate of $0.05 for twelve months. This rate is as of December 31, 2000 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market value during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment. Past performance is not indicative of future results.

     During the period the Fund generated a total return based on NAV of 1.37%. In comparison, the Fund's Lipper Inc. ("Lipper")/3/ peer group of general and insured municipal funds (unleveraged) returned 0.89% based on NAV for the same period.

Special Shareholder Notice

     We are pleased to report that our effort to reduce the Fund's shares discount to NAV has continued. We believe that the share repurchase program, that started on July 27, 1999, is an opportunity to take advantage of market price fluctuations with the objective of offering increased value to the Fund's shareholders. The Fund intends to continue to purchase and then retire shares of its stock in the open market at such times, prices and amounts deemed advisable.

     The Fund's share repurchase program has also added liquidity to the market for the benefit of investors who wish to sell their shares, while also seeking to benefit current shareholders by increasing the Fund shares' NAV. Since the inception of the program through November 30, 2000, the Fund has repurchased (and retired) 989,000 shares with an average buyback price of $9.411. As of November 30, 2000, the share repurchase program has increased the Fund shares' NAV by $0.1533 and increased the Fund shares' total return by approximately 1.41% when measured by NAV.

Market Review

     Municipal bonds have been a very simple story throughout 2000. They started off the year at relatively inexpensive valuations, and then rallied. Stable interest rates and a robust economy with few excesses are painting a bullish picture for bonds in general, while declining new issue supply is further bolstering the municipal bond market. In addition, a slowing yet still vibrant national economy has produced large cash surpluses in many states and municipalities, causing general improvement in the credit quality of municipal securities and giving comfort to investors regarding the credit-worthiness of their securities.

     From our point of view, the year has been positive for the municipal bond market across-the-board. As the stock markets endured the correction of March and April 2000, municipal bonds forged ahead slowly but relentlessly. The municipal bond market is in a state of flux that we believe may lead to investment opportunities. The federal

----------
3  Lipper is a major independent fund tracking organization.

government did a buy-back of long-term government bonds early in 2000, further driving down yields.

     To ease tight labor markets and to curb inflationary pressures, the Federal Reserve Board ("Fed") has raised rates by 175 basis points/4/ since mid-1999, to 6.5%./5/ Chairman Alan Greenspan seems to believe that a "soft landing" is on course, as weaker share prices and tighter financial conditions dampen consumer spending. Amid signs that America's economy is slowing, Greenspan admitted that inflation is no longer his primary concern. With the economy showing signs that the pace of growth is easing, we think the slowdown ought to provide some cushion for interest rates to decline in the coming months. Although the Fed seems likely to keep interest rates steady in the near term, the Fed may ease monetary policy in 2001. In fact, the markets are already discounting a half-point cut in rates in the first half of 2001.

     After accelerating sharply through the early months of 2000, global economic growth appears to be peaking. A major contributor to stabilization appears to be tighter financial conditions. Fed-imposed interest rate increases have effectively moderated U.S. economic expansion. Among bond market pundits, news of an economic slowdown calms fears of rising inflation and fosters positive feelings regarding the future direction of bond prices.

     The issuance of new municipal bonds continues to lag 1999's pace, and the effects are both negative and positive. An infusion of new municipal bonds, when held to a reasonable amount, is generally beneficial, because it often is the catalyst for a vibrant trading atmosphere wherein purchases and sales can be executed with relative ease. The reverse is also true: less activity in the primary market dampens enthusiasm and diminishes trading activity, so opportune trades that might have occurred do not.

     The upside of the present environment is that demand for bonds is fairly constant, so reduced supply provides support to market prices. As a result, during these times of rapid interest rate movements, much of the price volatility which is experienced in other fixed-income markets, and which many investors find so unsettling, is smoothed in the municipal market.

----------
4  A basis point is 0.01% or one one-hundredth of a percent.

5 On January 3, 2001, after this letter was written the Fed cut interest rates by one-half point.

     Municipal bond prices in general have been very firm lately. While yields have fallen since spring, the decline has not been as drastic as it has been for U.S. Treasuries. Since May, a triple-A rated 10-year municipal index has experienced price improvement (i.e., a yield decline) of 50 basis points or more. Moreover, demand in the municipal bond market has been steady to increasing as recent volatility in the stock market undoubtedly leads some investors to rethink their portfolio mix, and to establish or augment bond positions in their portfolios.

Investment Strategy

     The Fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of principal./6/ The Fund invests primarily in long-term investment-grade/7/ municipal debt securities issued by, or on behalf of, the state and local governments, political subdivisions, agencies and public authorities.

     In our view, the municipal bond market has provided us with excellent investment opportunities during the period. Since interest rates have advanced to higher levels, we have added discounted high quality bonds at the long end of the yield curve,/8/ essentially investing our excess cash at higher yields. We are buying fairly long with respect to our maturities in double-A or triple-A bonds and some discount bonds for potential upside.

The Fund's investment strategy going forward will be three-fold:

     . Selectively lengthening maturities in the Fund's portfolio to take advantage of the inexpensive valuations of municipal bonds relative to U.S. Treasuries;

     . Adding to the Fund's call protection by buying bonds with longer call protection than the municipal bonds we have sold; and

     .  Continuing to focus on investing generally in high-grade issues.


----------
6 Please note that a portion of the Fund's income may be subject to the Alternative Minimum Tax ("AMT").

7 Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by any nationally recognized statistical rating organization, or are determined by the Fund's Board of Directors to be of equivalent quality.

8 The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

     Another one of our objectives is to sell off some of our shorter-term bonds that were purchased in the beginning of 1999 when we believed the municipal bond market to be more vulnerable and we wanted to become more defensive. We currently see the best opportunities for reward potential at the long end of the yield curve where we believe we can seek to lock in today's higher interest rates.

Market Outlook

     We expect lower interest rates to bring the U.S. economy in for a "soft landing." With the end of the presidential elections, we have gained a somewhat clearer insight into the political environment confronting the municipal bonds. In general, we think future conditions should be relatively benign compared to prior years. While the outcome of the contested presidential race is important to specific sectors of the municipal market, we think the overall strength of municipal bonds should continue.

     We also believe that demand for municipal bonds should remain strong based on economic issues related to the political campaign. One of the main topics is how to spend the enormous federal surplus being accumulated. The Congressional Budget Office's baseline projections show surpluses rising from $232 billion in 2000 to $685 billion in 2010. In fact the total budget surplus over the next ten years is projected to be about $4.6 trillion, part of which, may be devoted to debt reduction. The gradual elimination of outstanding U.S. Treasury debt over the next decade may continue, putting sovereign debt of all types, including municipal bonds, in short supply. For this reason, we expect demand for municipals to remain robust over the near term.

     In our judgment, a number of factors bode well for the municipal market. The supply picture for the municipal market is unlikely to change much in 2001. We estimate that net municipal issuance next year will be about $200 billion, not far from the $185 billion that is likely for 2000. That would be a very manageable number, in our view, particularly in light of the shrinking supply of U.S Treasury securities. Given the thinly traded market and lack of liquidity that currently exist, we believe that any positive catalyst, such as an increase in issue volume, could give the market much needed momentum.

     Thank you for your investment in the Managed Municipals Portfolio II Inc. Sincerely,

/s/ Heath B. McLendon                            /s/ J. P. Deane

Heath B. McLendon                                Joseph P. Deane
Chairman                                         Vice President and
                                                 Investment Officer

December 20, 2000

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 8 through 13 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of November 30, 2000 and is subject to change.

Take Advantage of the Fund's Dividend Reinvestment Plan!

Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value per share ("NAV") on the determination date, you will be issued shares by the Fund at a price reflecting the NAV, or 95% of the market price, whichever is greater.

If the market price is less than the NAV at the time of valuation (the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC Global Fund Services ("Plan Agent"), will buy common stock for your account in the open market.

If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the previously determined NAV before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of the previously determined NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

A more complete description of the current Plan appears beginning on page 26. To find out more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at (800) 331-1710.

                            Schedule of Investments
                         November 30, 2000 (unaudited)

          Face
         Amount    Rating(a)                    Security                         Value
===============================================================================================
Alaska -- 2.9%
$        2,895,000  A2*       Alaska Industrial Development & Export
                                Authority Revolving Fund, Series A,
                                6.500% due 4/1/14 (b)                             $2,999,944
           400,000  VMIG 1*   Valdez, AK Marine Terminal Revenue,
                                Exxon Pipeline Co., (Project 93), Series A,
                                3.450% due 12/1/33 (c)                               400,000
-----------------------------------------------------------------------------------------------
                                                                                   3,399,944
-----------------------------------------------------------------------------------------------

California -- 3.8%
         2,500,000  Ba1*      California Educational Facilities Authority
                                Revenue, (Pooled College & University
                                Projects), Series A, 5.625% due 7/1/23             2,331,250
         2,000,000  A2*       California Health Facilities, Cedar Sinai
                                Medical Center, Series A,
                                6.250% due 12/1/34                                 2,045,000
-----------------------------------------------------------------------------------------------
                                                                                   4,376,250
-----------------------------------------------------------------------------------------------

Colorado -- 20.0%
         1,000,000  AAA       Arapahoe County, CO Capital Improvement
                                Trust Fund, E-470 Public Highway
                                Authority Revenue, (Pre-Refunded--
                                Escrowed with U.S. government
                                securities to 8/31/05 Call @ 103),
                                7.000% due 8/31/26                                 1,127,500
         1,000,000  A-        Aspen, CO Sales Tax Revenue, Series A,
                                5.400% due 11/1/19                                   976,250
                              Colorado Health Facilities Authority Revenue:
         1,000,000  AA-         Series A, 5.000% due 12/1/28                         867,500
         1,000,000  A           Series B, Remarketed 7/8/98,
                                  5.350% due 8/1/15                                  946,250
         4,000,000  BBB+      Colorado Springs, CO Airport Revenue,
                                Series A, 7.000% due 1/1/22 (b)                    4,125,000
        30,000,000  Aaa*      Dawson Ridge, CO Metropolitan District
                                No. 1, Series A, (Escrowed to maturity
                                with REFCO Strips), zero coupon bond
                                to yield 5.213% due 10/1/22                        7,387,500
                              Denver, CO City & County:
                                Airport Revenue, Series C:
         3,465,000  A             6.125% due 1/15/25 (b)                           3,720,544
         2,785,000  A             Partially escrowed to maturity with
                                    U.S. government securities,
                                    6.125% due 11/15/25 (b)(d)                     2,990,394

See Notes to
Financial Statements.

                            Schedule of Investments
                   November 30, 2000 (unaudited) (continued)

          Face
         Amount    Rating(a)                   Security                         Value
==============================================================================================
Colorado -- 20.0% (continued)
$        1,000,000  AAA       COP, Series B, AMBAC-Insured,
                                5.500% due 12/1/25 (b)                       $       998,750
----------------------------------------------------------------------------------------------
                                                                                  23,139,688
----------------------------------------------------------------------------------------------

Florida -- 5.0%
         1,500,000  BBB-      Martin County, FL IDA, (Indiantown
                                Cogeneration Project), Series A,
                                7.875% due 12/15/25 (b)                            1,528,125
         4,000,000  NR        Tampa, FL Revenue, (Florida Aquarium
                               Inc. Project), (Pre-Refunded-- Escrowed
                               with U.S. government securities to 5/1/02
                               Call @102), 7.750% due 5/1/27 (d)                   4,255,000
----------------------------------------------------------------------------------------------
                                                                                   5,783,125
----------------------------------------------------------------------------------------------

Georgia -- 3.8%
         2,500,000  AAA       Augusta, GA Water & Sewer Revenue,
                                FSA-Insured, 5.250% due 10/1/26                    2,421,875
         1,000,000  A3*       Private Colleges & Universities Authority
                                Revenue, (Mercer University Project),
                                Series A, 5.375% due 10/1/29                         947,500
         1,000,000  BBB-      Savannah, GA EDA Revenue, (College of
                                Art & Design Inc. Project), Series A,
                                6.900% due 10/1/29                                 1,043,750
----------------------------------------------------------------------------------------------
                                                                                   4,413,125
----------------------------------------------------------------------------------------------

Hawaii -- 1.6%
         2,000,000  A         Hawaii State Department of Budget &
                                Finance, Special Purpose Revenue,
                                Kaiser Permanente, Series A,
                                5.100% due 3/1/14                                  1,870,000
----------------------------------------------------------------------------------------------

Illinois -- 2.0%
         1,400,000  AAA       Chicago, IL Skyway Toll Bridge Revenue,
                                AMBAC-Insured, 5.500% due 1/1/31                   1,377,250
         1,000,000  Aaa*      Illinois HFA, Memorial Health System,
                                MBIA-Insured, 5.250% due 10/1/18                     965,000
----------------------------------------------------------------------------------------------
                                                                                   2,342,250
----------------------------------------------------------------------------------------------

Iowa -- 1.3%
         1,500,000  AA-       Dawson, IA IDR, (Cargill Inc. Project),
                                6.500% due 7/15/12                                 1,558,125
----------------------------------------------------------------------------------------------

See Notes to
Financial Statements.

                            Schedule of Investments
                   November 30, 2000 (unaudited) (continued)

          Face
         Amount    Rating(a)                    Security                         Value
==============================================================================================
Maryland -- 0.3%
$        4,000,000  NR        Maryland State Energy Financing
                                Administration, Solid Waste Disposal
                                Revenue, (Hagerstown Recycling Project),
                                9.000% due 10/15/16 (b)(e)                     $     360,000
----------------------------------------------------------------------------------------------

Massachusetts -- 2.5%
         1,000,000  AA        Massachusetts Bay Transportation
                                Authority, Sale Taxes Revenue, Series A,
                                5.500% due 7/1/30                                    998,750
         1,000,000  Aaa*      Massachusetts State College Building
                                Authority Revenue, Series 1, MBIA-Insured,
                                5.375% due 5/1/39                                    962,500
         1,000,000  AAA       Massachusetts State Health & Educational
                                Facilities Authority Revenue, Northeastern
                                University, Series I, MBIA-Insured,
                                5.000% due 10/1/29                                   913,750
----------------------------------------------------------------------------------------------
                                                                                   2,875,000
----------------------------------------------------------------------------------------------

Michigan -- 6.4%
         2,000,000  AAA       East Lansing Michigan School District,
                                School Building & Site, Q-SBLF-Insured,
                                5.625% due 5/1/30                                  2,007,500
         2,000,000  AAA       Michigan State COP, AMBAC-Insured,
                                5.500% due 6/1/27                                  1,992,500
         4,000,000  NR        Michigan State Strategic Fund Resource
                                Recovery, Limited Obligation Revenue,
                                Central Wayne Energy Recovery L.P.,
                                Series A, 7.000% due 7/1/27 (b)                    3,370,000
----------------------------------------------------------------------------------------------
                                                                                   7,370,000
----------------------------------------------------------------------------------------------

Minnesota -- 0.8%
         1,000,000  AAA       Minneapolis & St. Paul, MN Community
                                Airport Revenue, Series A, FGIC-Insured,
                                5.125% due 1/1/25                                    943,750
----------------------------------------------------------------------------------------------

Montana -- 1.7%
         2,000,000  NR        Montana State Board of Investment
                                Resource Recovery Revenue,
                                (Yellowstone Energy L.P. Project),
                                7.000% due 12/31/19 (b)                            1,932,500
----------------------------------------------------------------------------------------------

Nevada -- 4.2%
         4,650,000  Baa2*     Clark County, NV IDR, Southwest Gas
                                Corp., Series B, 7.500% due 9/1/32 (b)             4,847,625
----------------------------------------------------------------------------------------------

See Notes to
Financial Statements.

                            Schedule of Investments
                   November 30, 2000 (unaudited) (continued)

          Face
         Amount    Rating(a)                    Security                        Value
==============================================================================================
New Jersey -- 2.6%
$        3,000,000  A         New Jersey Health Care Facilities Finance
                                Authority Revenue, Robert Wood
                                Johnson University Hospital,
                                5.700% due 7/1/20                            $     2,973,750
----------------------------------------------------------------------------------------------

New Mexico -- 1.8%
         1,000,000  A-1+      Farmington, NM PCR, Arizona Public Service
                                Co., Series A, 5.000% due 5/1/24 (c)               1,000,000
         1,085,000  AAA       New Mexico Mortgage Financing Authority,
                                Single-Family Mortgages, Series D-3,
                                5.625% due 9/1/28                                  1,075,506
----------------------------------------------------------------------------------------------
                                                                                   2,075,506
----------------------------------------------------------------------------------------------

New York -- 11.3%
         2,000,000  AAA       Nassau Health Care Corp., New York
                                Health System Revenue, Nassau County
                                Guaranteed, FSA-Insured, Series A,
                                5.500% due 8/1/19                                  2,002,500
         2,000,000  AA        New York, NY Transitional Finance
                                Authority Revenue, Future Tax Secured,
                                Series C, 5.500% due 11/1/29                       1,985,000
           100,000  VMIG 1*   New York City GO, Series B, Sub. Series B-6,
                                MBIA-Insured, 5.000% due 8/15/05 (c)                 100,000
         3,000,000  AA        New York City Municipal Water, Finance
                                Authority Water & Sewer System Revenue,
                                5.500% due 6/15/33                                 2,970,000
                              New York State Dormitory Authority
                                Revenue:
         1,150,000  AAA           St. John's University, MBIA-Insured,
                                    5.250% due 7/1/25                              1,096,813
         2,000,000  AAA           State University, Series B, FSA-Insured,
                                    5.500% due 5/15/30                             1,995,000
         3,000,000  AAA       New York State Thruway Authority,
                                Highway & Bridge Transportation Fund,
                                FGIC-Insured, Series A, 5.000% due 4/1/18          2,872,500
----------------------------------------------------------------------------------------------
                                                                                  13,021,813
----------------------------------------------------------------------------------------------

North Carolina -- 1.4%
         1,500,000  A3*       Coastal Regional Solid Waste Management
                                Disposal Authority, Solid Waste Disposal
                                Revenue, 6.500% due 6/1/08                         1,573,125
----------------------------------------------------------------------------------------------

See Notes to
Financial Statements.

                             Schedule of Investments
                    November 30, 2000 (unaudited) (continued)

     Face
    Amount         Rating(a)                    Security                            Value
============================================================================================
Ohio -- 3.8%
$ 1,000,000         AAA       Cuyahoga County, OH Hospital Revenue,
                                AMBAC-Insured, 5.500% due 1/15/30                $   982,500
  1,990,000         AAA       Lucas County, OH Hospital Revenue,
                                Promedia Healthcare Obligation Group,
                                AMBAC-Insured, 5.375% due 11/15/29                 1,920,350
  1,500,000         A3*       Steubenville, OH Hospital Revenue,
                                Trinity Healthcare Obligation Group,
                                6.375% due 10/1/20                                 1,494,375
--------------------------------------------------------------------------------------------
                                                                                   4,397,225
--------------------------------------------------------------------------------------------

South Carolina -- 1.9%
  2,120,000         A3*       Myrtle Beach, SC COP, (Myrtle Beach
                                Convention Center Project),
                                6.875% due 7/1/07                                  2,236,600
--------------------------------------------------------------------------------------------

Texas -- 12.9%
  1,000,000         Aaa*      Azle, TX ISD, PSFG, Series C,
                                5.000% due 2/15/22                                   928,750
  2,000,000         A3*       Brazos River Authority, TX PCR,
                                Utility Electric Co., Series C,
                                5.550% due 6/1/30 (b)                              1,782,500
    435,000         Aaa*      Burleson, TX ISD, GO, PSFG,
                                6.750% due 8/1/24                                    463,819
                              Dallas-Fort Worth, TX International Airport
                              Facilities Revenue, American Airlines:
  4,000,000         Baa1*       6.375% due 5/1/35 (b)                              3,900,000
  1,400,000         Baa1*       Series A, 5.950% due 5/1/29 (b)                    1,412,250
  1,000,000         Baa1*       Series B, 6.050% due 5/1/29 (b)                    1,011,250
  1,000,000         AA        Harris County, TX Health Facilities
                                Development Corp., Hospital Revenue,
                                (Texas Childrens Hospital Project),
                                5.250% due 10/1/19                                   941,250
  1,000,000         AAA       Matagorda County, TX Naval District
                                Revenue, AMBAC-Insured, Series A,
                                5.250% due 6/1/26 (b)                                948,750
  1,000,000         AAA       Texas Water Development Board Revenue,
                              State Revolving Fund, Sr. Lien, Series B,
                                5.000% due 7/15/19                                   952,500
                              West Texas Municipal Power Agency Revenue,
                                MBIA-Insured:
  1,520,000         AAA           5.000% due 2/15/16                               1,480,100
  1,120,000         AAA           5.000% due 2/15/18                               1,069,600
--------------------------------------------------------------------------------------------
                                                                                  14,890,769
--------------------------------------------------------------------------------------------

                                                           See Notes to
                                                           Financial Statements.

                             Schedule of Investments
                   November 30, 2000 (unaudited) (continued)

    Face
   Amount        Rating(a)                   Security                               Value
============================================================================================
Virgin Islands -- 0.8%
$ 1,000,000         BBB-      Virgin Islands Public Finance Authority
                                Revenue, Revenue, Sr. Lien, Series A,
                                5.500% due 10/1/22                              $    933,750
--------------------------------------------------------------------------------------------

Virginia -- 3.4%
                              Virginia State Housing Development Authority:
                              Commonwealth Mortgage Revenue:
  1,245,000         AA+         Series D, Sub. Series D-3, Remarketed
                                  5/30/96, 5.700% due 7/1/09                       1,294,800
  1,590,000         AA+         Series F, Sub. Series F-1, Remarketed
                                  9/12/95, 6.400% due 7/1/17                       1,643,662
    925,000         AA+       Multi-Family Housing Revenue, Series K,
                                5.900% due 11/1/11                                   964,312
--------------------------------------------------------------------------------------------
                                                                                   3,902,774
--------------------------------------------------------------------------------------------

Wisconsin -- 3.8%
                              Wisconsin Housing EDA, Series A:
  2,000,000         AA          Home Ownership Revenue,
                                  6.450% due 3/1/17                                2,075,000
  1,370,000         AA-       Housing Revenue, 5.650% due 11/1/23                  1,368,287
  1,000,000         AAA       Wisconsin State Health & Educational
                                Facilities Authority Revenue, (Medical
                                College of Wisconsin Project),
                                MBIA-Insured, 5.400% due 12/1/16                   1,007,500
--------------------------------------------------------------------------------------------
                                                                                   4,450,787
--------------------------------------------------------------------------------------------
                             TOTAL INVESTMENTS -- 100%
                             (Cost -- $116,788,463**)                           $115,667,481
============================================================================================

(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*) are rated by Moody's Investors Service, Inc.
(b) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(c) Variable rate obligation payable at par on demand at any time on no more than seven days notice.
(d) Pre-Refunded bonds escrowed with U.S. government securities and bonds escrowed to maturity with U.S. government securities are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.
(e)    Security is currently in default.
**     Aggregate cost for Federal income tax purposes is substantially the same.

       See pages 15 and 16 for definitions of ratings and certain security descriptions.

                                                           See Notes to
                                                           Financial Statements.

                   Summary of Investments by Combined Ratings
                          November 30, 2000 (unaudited)

                                                                Percent of
     Moody's          and/or         Standard & Poor's      Total Investments

         Aaa                                AAA                   34.5%
         Aa                                 AA                    14.4
          A                                  A                    23.0
         Baa                                BBB                   16.2
         Ba                                 BB                     2.0
        VMIG 1                             SP-1                    1.3
         NR                                 NR                     8.6
                                                                 -----
                                                                 100.0%
                                                                 =====

                                  Bond Ratings
                                   (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA     -- Bonds rated "AAA" have the highest rating assigned by Standard &
           Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA      -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A       -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB     -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB      -- Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Ba," where 1 is the highest and 3 is the lowest ranking within its generic category.

Aaa     -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa      -- Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A       -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa     -- Bonds rated "Baa" are considered as medium grade obligations,
           i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba      -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

NR      -- Indicates that the bond is not rated by Standard & Poor's or Moody's.

                          Short-Term Security Ratings
                                   (unaudited)

SP-1    -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issued determined possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1     -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-2     -- Standard & Poor's second highest commercial paper and VRDO rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1  -- Moody's highest rating for issues having a demand feature -- VRDO.
P-1     -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG-1 rating.

                             Security Descriptions
                                   (unaudited)

ABAG    --  Association of Bay Area
            Governments
AIG     --  American International Guaranty
AMBAC   --  AMBAC Indemnity Corporation
BAN     --  Bond Anticipation Notes
BIG     --  Bond Investors Guaranty
CGIC    --  Capital Guaranty Insurance
            Company
CHFCLI  --  California Health Facility
            Construction Loan Insurance
COP     --  Certificate of Participation
EDA     --  Economic Development
            Authority
FAIRS   --  Floating Adjustable Interest Rate
            Securities
FGIC    --  Financial Guaranty Insurance
            Company
FHA     --  Federal Housing Administration
FHLMC   --  Federal Home Loan Mortgage
            Corporation
FNMA    --  Federal National Mortgage
            Association
FRTC    --  Floating Rate Trust Certificates
FSA     --  Financial Security Assurance
GIC     --  Guaranteed Investment Contract
GNMA    --  Government National Mortgage
            Association
GO      --  General Obligation
HDC     --  Housing Development
            Corporation
HFA     --  Housing Finance Authority
IDA     --  Industrial Development
            Authority
IDB     --  Industrial Development Board
IDR     --  Industrial Development Revenue
IFA     --  Industrial Finance Agency
INFLOS  --  Inverse Floaters
ISD     --  Independent School District
LOC     --  Letter of Credit
MBIA    --  Municipal Bond Investors
            Assurance Corporation
MVRICS  --  Municipal Variable Rate Inverse
            Coupon Security
PCR     --  Pollution Control Revenue
PSFG    --  Permanent School Fund
            Guaranty
Q-SBLF  --  Qualified School Bond Loan
            Fund
RAN     --  Revenue Anticipation Notes
RIBS    --  Residual Interest Bonds
RITES   --  Residual Interest Tax-Exempt
            Securities
SYCC    --  Structured Yield Curve
            Certificate
TAN     --  Tax Anticipation Notes
TECP    --  Tax Exempt Commercial Paper
TOB     --  Tender Option Bonds
TRAN    --  Tax and Revenue Anticipation
            Notes
VA      --  Veterans Administration
VRDD    --  Variable Rate Daily Demand
VRWE    --  Variable Rate Wednesday
            Demand

                      Statement of Assets and Liabilities
                                   (unaudited)


                                                                          November 30, 2000
=============================================================================================
ASSETS:
   Investments, at value (Cost -- $116,788,463)                                $115,667,481
   Cash                                                                              61,145
   Interest receivable                                                            1,593,490
   Receivable for securities sold                                                   760,000
---------------------------------------------------------------------------------------------
   Total Assets                                                                 118,082,116
---------------------------------------------------------------------------------------------
LIABILITIES:
   Dividends payable                                                                160,859
   Investment advisory fees payable                                                  46,552
   Administration fees payable                                                       13,301
   Accrued expenses                                                                 117,604
---------------------------------------------------------------------------------------------
   Total Liabilities                                                                338,316
---------------------------------------------------------------------------------------------
Total Net Assets                                                               $117,743,800
=============================================================================================
NET ASSETS:
   Par value of capital shares                                                 $     10,246
   Capital paid in excess of par value                                          124,908,564
   Overdistributed net investment income                                           (13,560)
   Accumulated net realized loss from security transactions                     (6,040,468)
   Net unrealized depreciation of investments                                   (1,120,982)
---------------------------------------------------------------------------------------------
Total Net Assets
   (Equivalent to $11.49 a share on 10,245,706 shares of $0.001
   par value outstanding; 500,000,000 shares authorized)                       $117,743,800
=============================================================================================

                                                           See Notes to
                                                           Financial Statements.

                            Statement of Operations
                                   (unaudited)

                                                                                Three
                                                                             Months Ended
                                                                          November 30, 2000
=============================================================================================
INVESTMENT INCOME:
   Interest                                                                     $ 1,768,829
---------------------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fees (Note 3)                                                203,959
   Administration fees (Note 3)                                                      58,274
   Shareholder communications                                                        27,923
   Audit and legal                                                                   13,712
   Directors' fees                                                                    8,975
   Registration fees                                                                  6,233
   Shareholder and system servicing fees                                              5,744
   Pricing service fees                                                               2,393
   Custody                                                                            1,457
   Other                                                                              3,366
---------------------------------------------------------------------------------------------
   Total Expenses                                                                   332,036
   Less: Investment advisory and administration fee waivers (Note 3)               (130,064)
---------------------------------------------------------------------------------------------
   Net Expenses                                                                     201,972
---------------------------------------------------------------------------------------------
Net Investment Income                                                             1,566,857
---------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 4):
   Realized Loss From Security Transactions
   (excluding short-term securities):
     Proceeds from sales                                                         14,903,093
     Cost of securities sold                                                     15,094,016
---------------------------------------------------------------------------------------------
   Net Realized Loss                                                               (190,923)
---------------------------------------------------------------------------------------------
   Change in Net Unrealized Depreciation of Investments:
     Beginning of period                                                         (1,115,113)
     End of period                                                               (1,120,982)
---------------------------------------------------------------------------------------------
   Increase in Net Unrealized Depreciation                                           (5,869)
---------------------------------------------------------------------------------------------
Net Loss on Investments                                                            (196,792)
---------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                          $ 1,370,065
=============================================================================================

                                                           See Notes to
                                                           Financial Statements.

                      Statements of Changes in Net Assets

                                                      Three Months Ended
                                                       November 30, 2000        Year Ended
                                                          (unaudited)         August 31, 2000
===============================================================================================
OPERATIONS:
      Net investment income                              $  1,566,857          $  6,209,710
      Net realized loss                                      (190,923)             (314,264)
      Increase (decrease) in net
        unrealized depreciation                                (5,869)              807,292
-----------------------------------------------------------------------------------------------
      Increase in Net Assets From Operations                1,370,065             6,702,738
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 2):
      Net investment income                                (1,538,446)           (6,345,549)
-----------------------------------------------------------------------------------------------
      Decrease in Net Assets From
        Distributions to Shareholders                      (1,538,446)           (6,345,549)
-----------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
      Treasury stock acquired                                (103,563)           (8,955,152)
-----------------------------------------------------------------------------------------------
Decrease in Net Assets From
      Fund Share Transactions                                (103,563)           (8,955,152)
-----------------------------------------------------------------------------------------------
Decrease in Net Assets                                       (271,944)           (8,597,963)
NET ASSETS:
      Beginning of period                                 118,015,744           126,613,707
-----------------------------------------------------------------------------------------------
      End of period*                                     $117,743,800          $118,015,744
===============================================================================================
*     Includes overdistributed net
        investment income of:                                $(13,560)             $(41,971)
===============================================================================================

                                                           See Notes to
                                                           Financial Statements.

                         Notes to Financial Statements
                                   (unaudited)

     1.  Significant Accounting Policies

     Managed Municipals Portfolio II Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

     The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2.  Exempt-Interest Dividends and Other Distributions

     The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

     Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

                         Notes to Financial Statements
                             (unaudited) (continued)

     3.  Investment Advisory Agreement, Administration
         Agreement and Other Transactions

     SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc., acts as investment adviser to the Fund. The Fund pays SSBC an advisory fee calculated at an annual rate of 0.70% of the average daily net assets of the Fund. This fee is calculated daily and paid monthly. For the three months ended November 30, 2000, SSBC waived $130,064 of its investment advisory fee.

     SSBC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

     All officers and one Director of the Fund are employees of Salomon Smith Barney Inc., another subsidiary of SSBH.

     4.  Investments

     During the three months ended November 30, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $12,722,915
--------------------------------------------------------------------------------
Sales                                                                14,903,093
================================================================================

     At November 30, 2000, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                       $ 4,091,555
Gross unrealized depreciation                                        (5,212,537)
--------------------------------------------------------------------------------
Net unrealized depreciation                                         $(1,120,982)
================================================================================

     5.  Futures Contracts

     Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized

                         Notes to Financial Statements
                             (unaudited) (continued)

as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

     The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At November 30, 2000, the Fund had no open futures contracts.

     6.  Repurchase Agreements

     The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

     7.  Capital Shares

     At November 30, 2000, the Fund had 500,000,000 shares of common stock authorized with a par value of $0.001.

     On July 27, 1999, the Fund commenced a share repurchase plan. Since inception of the share repurchase plan, the Fund has repurchased (and retired) 989,000 shares with a total cost of $9,327,281. During the three months ended November 30, 2000, the Fund repurchased (and retired) 10,600 shares with a total cost of $103,563.

     8.  Capital Loss Carryforwards

     At August 31, 2000, the Fund had, for Federal income tax purposes, approximately $5,828,000 of capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on August 31 of the year indicated:

                                 Total             2007               2008
================================================================================
Carryforward Amounts          $5,828,000         $973,000          $4,855,000
================================================================================

                              Financial Highlights

For a share of capital stock outstanding throughout each year ended August 31, except where noted:

                                   2000/(1)/    2000    1999     1998     1997      1996
===========================================================================================
Net Asset Value,
   Beginning of Period               $11.51    $11.30  $12.48   $12.15   $11.98     $12.36
-------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income/(2)/          0.15      0.59    0.56     0.55     0.63       0.66
   Net realized and
     unrealized gain (loss)           (0.02)     0.05   (1.02)    0.53     0.48      (0.21)
-------------------------------------------------------------------------------------------
Total Income (Loss)
   From Operations                     0.13      0.64   (0.46)    1.08     1.11       0.45
-------------------------------------------------------------------------------------------
Gains From Repurchase
   of Treasury Stock                   0.00*     0.17      --       --       --         --
-------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income              (0.15)    (0.60)  (0.54)   (0.58)   (0.66)     (0.67)
   Net realized gains                    --        --   (0.18)   (0.17)   (0.28)     (0.16)
-------------------------------------------------------------------------------------------
Total Distributions                   (0.15)    (0.60)  (0.72)   (0.75)   (0.94)     (0.83)
-------------------------------------------------------------------------------------------
Net Asset Value, End of Period       $11.49    $11.51  $11.30   $12.48   $12.15     $11.98
-------------------------------------------------------------------------------------------
Total Return, Based
   on Market Value/(3)/                0.22%++   5.21%  (0.59)%  (1.31)%   7.75%      7.35%
-------------------------------------------------------------------------------------------
Total Return, Based
   on Net Asset Value/(3)/             1.37%++   8.49%  (3.29)%   9.57%    9.86%      4.01%
-------------------------------------------------------------------------------------------
Net Assets,
   End of Period (millions)            $118      $118    $127     $140     $137       $134
-------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses/(2)/                       0.69%+    0.90%   1.03%    1.10%    1.10%      1.09%
   Net investment income               5.36+     5.28    4.62     4.46     5.23       5.31
-------------------------------------------------------------------------------------------
Portfolio Turnover Rate                  11%       37%     27%      66%      97%        63%
-------------------------------------------------------------------------------------------
Market Value, End of Period          $9.813    $9.938 $10.063  $10.813  $11.688    $11.750
===========================================================================================

(1)   For the three months ended November 30, 2000 (unaudited).
(2) The investment advisor waived a portion of its fees for three months ended November 30, 2000. In addition, the investment advisor and administrator waived a portion of their fees for each of the years in the two-year period ended August 31, 2000. If such fees were not waived, the per share decreases in net investment income and the actual ratios of expenses to average net assets would have been as follows:

                        Per share decreases in         Expense ratios
                        net investment income       without fee waivers
                        ----------------------      -------------------
           2000/(1)/            $0.01                       1.14%+
           2000                  0.03                       1.17
           1999                  0.01                       1.09

(3) The total return assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
*     Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.

                        Quarterly Results of Operations
                                   (unaudited)

                                                             Net Realized        Net Increase
                                                            and Unrealized       (Decrease) in
                       Investment       Net Investment      Gain (Loss) on      Net Assets From
                         Income             Income           Investments           Operations
                     ---------------  ------------------ -------------------  -------------------
                                Per                 Per                 Per                 Per
Quarter Ended        Total     Share    Total      Share     Total     Share     Total     Share
=================================================================================================
November 30,
   1998           $ 1,919,936  $0.17  $1,605,790  $ 0.14 $ (355,751)  $(0.02) $1,250,039 $   0.12
February 28,
   1999             1,897,767   0.17   1,556,424    0.14 (1,135,437)   (0.10)    420,987     0.04
May 31,
   1999             1,916,457   0.17   1,545,491    0.14 (3,064,199)   (0.28) (1,518,708)   (0.14)
August 31,
   1999             1,956,606   0.17   1,584,323    0.14 (7,006,948)   (0.62) (5,422,625)   (0.48)
November 30,
   1999             1,886,025   0.17   1,543,056    0.14 (2,887,971)   (0.26) (1,344,915)   (0.12)
February 29,
   2000             2,458,949   0.23   2,200,351    0.21 (2,979,232)   (0.28)   (778,881)   (0.07)
May 31,
   2000             1,765,854   0.17   1,542,448    0.15    (68,340)   (0.01)  1,474,108     0.14
August 31,
   2000             1,159,043   0.11     923,855    0.09  6,428,571     0.60   7,352,426     0.69
November 30,
   2000             1,768,829   0.17   1,566,857    0.15   (196,792)   (0.02)  1,370,065     0.13
=================================================================================================

                                 Financial Data
                                   (unaudited)

For a share of capital stock outstanding throughout each period:

                                         NYSE         Net                       Dividend
     Record            Payable         Closing       Asset      Dividend      Reinvestment
      Date              Date            Price+       Value+       Paid           Price
==========================================================================================
    9/22/98             9/25/98       $ 11.313       $12.52       $0.049       $  11.52
   10/27/98            10/30/98         11.688        12.46        0.049          11.66
   11/23/98            11/27/98         11.563        12.45        0.049          11.55
   12/21/98*           12/24/98         11.250        12.28        0.177          11.24
    1/26/99             1/29/99         11.125        12.32        0.049          11.10
    2/23/99             2/26/99         10.875        12.25        0.049          10.93
    3/23/99             3/26/99         10.563        12.15        0.049          10.67
    4/27/99             4/30/99         10.375        12.12        0.049          10.41
    5/25/99             5/28/99         10.188        11.96        0.049          10.40
    6/22/99             6/25/99         10.563        11.61        0.050          10.51
    7/27/99             7/30/99          9.875        11.60        0.050           9.98
    8/24/99             8/27/99          9.875        11.25        0.050          10.00
    9/21/99             9/24/99          9.625        11.22        0.050           9.69
   10/26/99            10/29/99          9.438        10.88        0.050           9.56
   11/22/99            11/26/99          9.563        11.08        0.050           9.26
   12/27/99            12/30/99          9.063        10.91        0.050           9.07
    1/25/00             1/28/00          9.438        10.79        0.050           9.52
    2/22/00             2/25/00          9.438        10.86        0.050           9.49
    3/28/00             3/31/00          9.188        11.15        0.050           9.34
    4/25/00             4/28/00          9.313        11.11        0.050           9.34
    5/23/00             5/26/00          9.125        10.81        0.050           9.26
    6/27/00             6/30/00          9.563        11.17        0.050           9.66
    7/25/00             7/28/00          9.563        11.31        0.050           9.78
    8/22/00             8/25/00          9.875        11.46        0.050           9.96
    9/26/00             9/29/00          9.750        11.36        0.050           9.77
   10/24/00            10/27/00          9.688        11.42        0.050           9.72
   11/20/00            11/24/00          9.750        11.39        0.050           9.82
==========================================================================================

+ As of record date.
* Capital gain distribution.

                           Dividend Reinvestment Plan
                                   (unaudited)

     Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of common stock are registered in his own name will have all distributions from the Fund reinvested automatically by PFPC Global Fund Services ("PFPC"), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC as dividend paying agent.

     The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value per share of the common stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of net asset value determined as described below under "Net Asset Value" or 95% of the market price of the common stock.

     If the market price of the common stock is less than the net asset value of the common stock at the time of valuation (which is the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC will buy common stock in the open market, on the AMEX or elsewhere, for the participants' accounts. If following the commencement of the purchases and before PFPC has completed its purchases, the market price exceeds the net asset value of the common stock as of the valuation time, PFPC will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by PFPC may exceed the net asset value of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in common stock issued by the Fund at such net asset value. PFPC will begin to purchase common stock on the open market as soon as practicable after the determination date for the

                           Dividend Reinvestment Plan
                             (unaudited) (continued)

dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

     PFPC maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by PFPC in uncertificated form in the name of the Plan participant.

     Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

     Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by PFPC, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at 1-800-331-1710.

                             --------------------

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

                               Managed Municipals
                                Portfolio II Inc.

Directors
Allan J. Bloostein
Martin Brody
Dwight B. Crane
Robert A. Frankel
William R. Hutchinson
Heath B. McLendon, Chairman

Charles F. Barber, Emeritus

Officers
Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Joseph P. Deane
Vice President and
Investment Officer

David Fare
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

Investment Advisor
SSB Citi Fund Management LLC
388 Greenwich Street
New York, New York 10013

Transfer Agent
PFPC Global Fund Services
P.O. Box 8030
Boston, Massachusetts 02266-8030

Custodian
PFPC Trust Company
8800 Tinicom Blvd.
Suite 220
Philadelphia, Pennsylvania 19153

             This report is intended only for shareholders of the
                     Managed Municipals Portfolio II Inc.
              It is not a Prospectus, circular or representation
             intended for use in the purchase or sale of shares of
            the Fund or of any securities mentioned in the report.

                                   FD0836 1/01